SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934



Filed by the  Registrant  |X|
Filed by a Party  other than the  Registrant  |_|
Check the appropriate box:
|_|    Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
|X|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to Rule 14a-12

                                YOUBET.COM, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|    No fee required

|_|    Fee computed on table below per Exchange Act Rules  14a-6(i)(4)  and 0-11
       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:

|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

                                YOUBET.COM, INC.
                               5901 DE SOTO AVENUE
                        WOODLAND HILLS, CALIFORNIA 91367
                            TELEPHONE: (818) 668-2100

                                                                August 25, 2003
Dear Fellow Stockholder:

         You are cordially invited to attend Youbet.com's Annual Meeting of Stockholders to be held on September 26, 2003, beginning at 2:00 P.M., Pacific Daylight Time, at our executive offices located at 5901 De Soto Avenue, Woodland Hills, California 91367.

         You are being asked to (i) ratify an amendment to the Company's Certificate of Incorporation and By-laws to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office, (ii) ratify an amendment to the Company's Certificate of Incorporation and By-laws to provide that future amendments to the Certificate of Incorporation and By-laws must be approved by an affirmative vote of at least 66 2/3% of the votes of the outstanding shares of our Company's Common Stock, (iii) elect nine directors of the Company to hold office until their successors are duly elected and qualified, and (iv) ratify the selection of BDO Seidman, LLP as our independent auditors for the fiscal year ending December 31, 2003. Your Board of Directors urges you to read the accompanying proxy statement and recommends that you vote "FOR" the ratification of such amendments to our Certificate of Incorporation and By-laws, the proposed nominees for election to our Board and the ratification of the selection of BDO Seidman, LLP as our auditors for the current year.

         Your Board of Directors appreciates and encourages stockholder participation in Youbet.com's affairs. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, we request that you sign, date and mail the enclosed proxy card in the envelope provided at your earliest convenience so that your vote will be counted at the meeting.

         Thank you for your cooperation.

                                      Very truly yours,

                                      /s/ CHARLES F. CHAMPION
                                      Charles F. Champion
                                      Chairman of the Board, President and
                                            Chief Executive Officer

                                YOUBET.COM, INC.
                               5901 DE SOTO AVENUE
                        WOODLAND HILLS, CALIFORNIA 91367
                            TELEPHONE: (818) 668-2100

                                                               August 25, 2003


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS




         The Annual Meeting of Stockholders of Youbet.com, Inc. (the "Company") will be held on September 26, 2003, beginning at 2:00 P.M., Pacific Daylight Time, at the Company's executive offices located at 5901 De Soto Avenue, Woodland Hills, California 91367, for the following purposes:

         1. To ratify an amendment to the Company's Certificate of Incorporation and By-laws to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office;

         2. To ratify an amendment to the Company's Certificate of Incorporation and By-laws to provide that future amendments to the Certificate of Incorporation and By-laws must be approved by an affirmative vote of at least 66 2/3% of the votes of the outstanding shares of our Company's Common Stock;

         3. To elect nine directors of the Company to hold office until their successors are duly elected and qualified;

         4. To ratify the selection of BDO Seidman, LLP, as independent auditors of the Company for the fiscal year ending December 31, 2003; and

         5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Stockholders of record at the close of business on August 4, 2003, are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. A complete list of these stockholders will be available at least ten days prior to the Annual Meeting at the Company's executive offices located at 5901 De Soto Avenue, Woodland Hills, California 91367.

         Stockholders are requested to complete, sign, date and mail the enclosed proxy card in the envelope provided. No postage is required if mailed in the United States.

                                         By Order of the Board of Directors,

                                         /s/ CHARLES F. CHAMPION
                                         Charles F. Champion
                                         Chairman of the Board, President and
                                                 Chief Executive Officer

                                YOUBET.COM, INC.
                               5901 DE SOTO AVENUE
                        WOODLAND HILLS, CALIFORNIA 91367
                            TELEPHONE: (818) 668-2100




                                                               August 25, 2003






--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 26, 2003
--------------------------------------------------------------------------------

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING




THE ANNUAL MEETING

         The Annual Meeting of Stockholders of Youbet.com, Inc. (the "Company") will be held on Friday, September 26, 2003, beginning at 2:00 P.M. Pacific
Daylight Time, at the Company's executive offices located at 5901 De Soto Avenue, Woodland Hills, California 91367. At this meeting, stockholders will be asked to (i) ratify an amendment to the Company's Certificate of Incorporation and By-laws to provide for the classification of the Board of Directors (the "Board") into three classes of directors with staggered terms of office, (ii) ratify an amendment to the Company's Certificate of Incorporation and By-laws to provide that future amendments to the Certificate of Incorporation and By-laws must be approved by an affirmative vote of at least 66 2/3% of the votes of the outstanding shares of our Company's Common Stock, (iii) elect nine directors of the Company to hold office until their successors are duly elected and qualified, (iv) ratify the selection of BDO Seidman, LLP as our independent auditors for the fiscal year ending December 31, 2003, and (v) transact such other business as may properly come before the meeting. This proxy statement, together with the accompanying notice and enclosed proxy card, are first being sent to the stockholders on or about August 25, 2003.

WHO IS ENTITLED TO ATTEND AND VOTE AT THE MEETING?

         Stockholders of record at the close of business on August 4, 2003 are entitled to attend and vote at the meeting. Each share of common stock of the Company (the "Common Stock") is entitled to one vote. The proxy card provided with this proxy statement indicates the number of shares of our Common Stock that you own and are entitled to vote.

WHAT CONSTITUTES A QUORUM AT THE MEETING?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date of August 4, 2003, will constitute a quorum for purposes of this meeting. As of the record date, 27,205,739 shares of Common Stock were issued and outstanding. Proxies received but marked "withhold" or "abstain" and broker non-votes will be counted for purposes of determining whether a quorum exists at the meeting. A "broker non-vote" occurs when a broker holding shares of Common Stock as nominee for the beneficial owner signs and returns a proxy card to us but does not vote on a particular proposal because the broker has not received instructions on how to vote from the beneficial owner of the Common Stock and the broker does not have discretionary voting power from the beneficial owner with respect to that proposal.

HOW DO I VOTE BY PROXY?

         Your vote is very important. Whether or not you plan to attend the meeting, we urge you to complete, sign and date the enclosed proxy card and return it in the envelope provided. No postage is required if your proxy card is mailed in the United States.

         If you properly fill in your proxy card and we receive it in time to vote at the meeting, your "proxy" (one of the individuals named on your proxy card) will vote your shares on your behalf as you have directed on your proxy card. If you sign the proxy card but do not make specific choices for the voting of your shares, then your proxy will vote your shares of Common Stock as recommended by the Company's Board, as follows:

         1. FOR the ratification of the amendment to the Company's Certificate of Incorporation and By-laws to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office for the members of the Board of Directors.

         2. FOR the ratification of an amendment to the Company's Certificate of Incorporation and By-laws to provide that future amendments to the Certificate of Incorporation and By-laws must be approved by an affirmative vote of at least 66 2/3% of the votes of the outstanding shares of our Company's Common Stock.

         3.       FOR the election of all nine nominees for director.

         4. FOR the ratification of selection of BDO Seidman, LLP, as the Company's independent auditors for the fiscal year ending December 31, 2003.

         If any other matter is presented, your proxy will vote your shares in accordance with your proxy's best judgment. At present, the Board knows of no other business that is intended to be acted on at the meeting.

CAN I VOTE BY TELEPHONE OR ON-LINE?

         Yes. Voting via the Internet or by telephone is fast, convenient, and your vote is immediately confirmed and tabulated.

         If you own your shares in your own name, you can also vote via the Internet in accordance with the instructions provided on the enclosed proxy card. If your shares are held by a bank, broker or other nominee, you can also vote via the Internet or by telephone. The instructions to vote via the Internet or by telephone are provided on the voting form provided by your bank or broker.

HOW DO I VOTE IF MY SHARES ARE HELD BY MY BROKER?

         If your shares of Common Stock are held by your broker in "street name," you should instruct your broker concerning how to vote your shares in the manner provided by your broker.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. You may change your vote at any time before the proxy is exercised at the meeting. To change your vote, you may:

         1. File with the Company's Secretary a written notice "revoking" your earlier vote;

         2. Submit to our transfer agent a properly completed and signed proxy card with a later date; or

         3. Appear in person at the meeting, declare your prior proxy to be revoked, and then vote in person at the meeting (although merely attending the meeting will not revoke your proxy).

HOW DO I VOTE IN PERSON?

         If you plan to attend the meeting and vote in person, we will give you a ballot or a new proxy card when you arrive at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must contact such entity with respect to the procedure for you to vote in person.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         1. For the ratification of the amendment to the Company's Certificate of Incorporation and By-laws to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office for the members of the Board of Directors. An affirmative vote of a majority of all the outstanding shares of Common Stock is required for the ratification of the amendment to the Company's Certificate of Incorporation and By-laws to create staggered terms of office for the members of the Board of Directors. Unless otherwise instructed on your signed proxy, your shares will be voted FOR the ratification of this amendment to the Company's Certificate of Incorporation and By-laws.

         2. For the ratification of an amendment to the Company's Certificate of Incorporation and By-laws to provide that future amendments to the Certificate of Incorporation and By-laws must be approved by an affirmative vote of at least 66 2/3% of the votes of the outstanding shares of our Company's Common Stock. An affirmative vote of a majority of all the outstanding shares of Common Stock is required for the ratification of the amendment to the Company's Certificate of Incorporation and By-laws to provide that future amendments to the Company's Certificate of Incorporation and By-laws must be approved by a vote of at least 66 2/3% of the votes of all outstanding shares of our Common Stock. Unless otherwise instructed on your signed proxy, your shares will be voted FOR the ratification of this amendment to the Company's Certificate of Incorporation and By-laws.

         3. For the election of directors. The nine nominees for director who receive the receive the most vote from those shares present or presented at the meeting will be elected.. If you do not vote for a particular nominee, or if your broker does not vote your shares of Common Stock held in street name, or if you withhold authority for one or all nominees, your vote will not count either "for" or "against" the nominee, although it will be counted for purposes of determining whether there is a quorum at the meeting.

         4. For the ratification of BDO Seidman, LLP, as our independent auditors for the fiscal year ending December 31, 2003. An affirmative vote of a majority of the outstanding shares of Common Stock present or represented at the meeting and which are entitled to vote is required for the ratification of the selection of BDO Seidman, LLP as our independent auditors. Unless otherwise instructed on your signed proxy, your shares will be voted FOR ratification of the selection of BDO
                  Seidman, LLP as our independent auditors. Abstentions will have the same effect as a vote against ratifying the selection of auditors. If not ratified, the selection of BDO Seidman, LLP will be reconsidered by the Board, although the Board will not be required to select a different independent auditor for the Company.

         5. Other matters. Generally, the affirmative vote of a majority of the outstanding shares of Common Stock present or represented at the meeting and which are entitled to vote on the matter is required for all other matters which may properly come before the meeting. At present, the Board knows of no other matters to be presented for stockholder action at the meeting.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

         The Board is not proposing any action for which the laws of the State of Delaware, the Certificate of Incorporation or the By-Laws of the Company provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares of Common Stock.

HOW ARE PROXIES BEING SOLICITED?

         Proxies will be solicited on our behalf principally by mail, but additional solicitations may be made by telephone or other media by our officers, employees or agents. We may enlist the assistance of brokerage houses, fiduciaries, custodians and other third parties in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by us.

WHERE ARE THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES?

         The principal executive offices of the Company are located at 5901 De Soto Avenue, Woodland Hills, California 91367.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?

         The Company will, upon written request of any stockholder, furnish without charge a copy of its Annual Report on Form 10-KSB (without exhibits) for the year ended December 31, 2002, as filed with the Securities and Exchange Commission. Please address all such requests to Youbet.com, Inc., 5901 De Soto Avenue, Woodland Hills, California 91367, Attention: Secretary. Exhibits to the Form 10-KSB will be provided upon written request and payment of an appropriate processing fee.

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which requires that the Company file reports, proxy statements and other information with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the Securities and Exchange Commission. The Securities and Exchange Commission's website address is http:\\www.sec.gov. In addition, the Company's Exchange Act filings may be inspected and copied at the public reference facilities of the Securities and Exchange Commission located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549; and at the Securities and Exchange Commission's regional offices at 233 Broadway, New York, New York 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, Illinois 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the Securities and Exchange Commission located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549.

                 INFORMATION ABOUT THE COMPANY'S STOCK OWNERSHIP

WHICH STOCKHOLDERS OWN AT LEAST FIVE PERCENT OF THE COMPANY'S COMMON STOCK?

         As of July 31, 2003, there were 27,205,739 shares of Common Stock issued and outstanding. The table below sets forth information as of July 31, 2003, listing individuals and entities who are known, primarily from Schedules 13D and 13G filed by such individuals and entities, to beneficially own more than 5% of our Common Stock.

                                                                        AMOUNT OF SHARES
                                                                          BENEFICIALLY           PERCENT OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER  1                                      OWNED                  OUTSTANDING
---------------------------------------                                      -----                  -----------

David M. Marshall                                                          1,973,826 2                   7.3%
         5901 De Soto Avenue
         Woodland Hills, California 91367
ODS Technologies, LP,  dba  TVG                                           24,272,949 3                  51.0%
         6701 Center Drive West, Suite 160
         Los Angeles, California  90045

---------------

1. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and generally includes all voting or investment power with respect to securities. Except as noted, and subject to community property laws, the persons named in the table above have sole voting power of their Common Stock.

2. David M. Marshall: Includes 100 shares of Common Stock represented by a fully vested stock option, 100,000 shares of Common Stock represented by exercisable warrants, and 100,000 shares of Common Stock represented by vested stock options granted pursuant to a Services Agreement between the Company and David Marshall, Inc. Excludes shares of Common Stock and shares underlying exercisable warrants owned by Sid Marshall and the Marshall Gift Trust for which Sid Marshall serves as Trustee. David M. Marshall is the son of Sid Marshall.

3. TVG: Includes shares of Common Stock as described below represented by a warrant which is currently exercisable.

         On May 18, 2001, the Company issued to TVG an initial warrant (the "Initial TVG Warrant"), entitling TVG to purchase an aggregate of up to 3,884,650 shares of Common Stock (the "Initial Warrant Shares") at an exercise price of $0.001 per share, exercisable for a period of three years pursuant to a Warrant Issuance Agreement (the "Warrant Agreement"), dated May 18, 2001, between the Company and TVG. The Initial TVG Warrant was exercised by TVG during the quarter ended June 30, 2002.

         The Company issued to TVG an additional warrant (the "Additional TVG Warrant") on September 20, 2001 (the time the Warrant Agreement was approved by the stockholders of the Company) entitling TVG to purchase for an aggregate exercise price of $41,082,422 (subject to adjustment as provided in the Additional TVG Warrant) a number of shares of Common Stock which, when aggregated with the Initial Warrant Shares, will be equal to 51% of the sum of
(i) the total number of shares of Common Stock outstanding on the date the Additional TVG Warrant is exercised, plus (ii) the total number of shares of Common Stock issuable upon exercise of the Additional TVG Warrant, plus (iii) the total number of Initial Warrant Shares then issuable upon exercise of the Initial TVG Warrant. In order to maintain TVG's right to acquire 51% of the outstanding shares of the Company's Common Stock, the Company is obligated to issue additional warrants to TVG upon the exercise of any other stock options or warrants for shares of Common Stock held by persons or entities other than TVG, or if the Company issues any additional securities exercisable for or convertible into shares of Common Stock. The number of additional warrants to be issued to TVG would be equivalent to the number of stock options or warrants exercised or the number of additional securities issued which are exercisable for or convertible into shares of Common Stock. In addition, the Additional TVG Warrant contains provisions for adjusting the exercise price in the event the Company (i) makes certain additional issuances of shares of Common Stock or securities exercisable for or convertible into shares of Common Stock at a price less than the defined reference price per share ($2.50 per share) on which the aggregate exercise price of the Additional TVG Warrant is based, or (ii) engages in certain issuer tender offers for the repurchase of shares of Common Stock. The Additional Warrant has not been excerised and expires on May 18, 2004.

HOW MUCH COMMON STOCK IS OWNED BY THE COMPANY'S OFFICERS, DIRECTORS, AND NOMINEES FOR DIRECTOR?

         The following table sets forth, as of July 31, 2003, the amount of our Common Stock beneficially owned by:

         o        Directors and nominees;

         o        The officers named in the Executive Compensation table;

         o        All directors and executive officers as a group.

              STOCK OWNERSHIP OF OFFICERS, DIRECTORS, AND NOMINEES
                               AS OF JULY 31, 2003

                                                               AMOUNT AND NATURE          PERCENT OF SHARES
      NAME OF BENEFICIAL OWNER  1                             OF BENEFICIAL OWNERSHIP        OUTSTANDING
      ---------------------------                             -----------------------        -----------

      David M. Marshall                                                1,973,826 2               7.3%
      Charles F. Champion                                                435,833 3               1.6%
      Gary W. Sproule                                                     75,000 4               *
      Gary Adelson                                                        40,000 5               *
      Guy Chipparoni                                                      65,000 6               *
      James Edgar                                                         71,667 7               *
      Joseph F. Barletta                                                  28,333 8               *
      Michael Veitch                                                     130,647 9               *
      J. Scott Schmidt                                                     1,000 10              *
      Robert E. Brierley                                                      -0-                *

      Named Executive Officers:
      Robert M. Fell - resigned March 20, 2002                         1,047,209 11              3.8%
      Phillip C. Hermann - resigned April 11, 2002                       456,400 12              1.7%
      Ron Luniewski - resigned April 8, 2002                             273,250 13              1.0%

      All  directors  and  executive  officers  as a  group -
      13  persons                                                      4,566,518                16.8%

--------------

* Less than one percent

1. Beneficial ownership is determined according to the rules of the Securities and Exchange Commission and generally includes all voting or investment power with respect to securities. Except as noted, and subject to community property laws, the persons named in the table above have sole voting power of their Common Stock.

2. David M. Marshall: Consists of (i) 845,787 shares of Common Stock owned by Mr. Marshall and/or Mr. Marshall by and through David Marshall, Inc., (ii) 100 shares of Common Stock issuable upon the exercise of a stock option held by Mr. Marshall, (iii) 100,000 shares of Common Stock issuable upon the exercise of warrants held by Mr. Marshall, and (iv) 1,000,000 shares of Common Stock issuable upon the exercise of stock options granted pursuant to a Services Agreement between the Company and David Marshall, Inc. Excludes shares of Common Stock and warrants owned by the Memorial Gift Trust for which Sid Marshall, David's father, serves as Trustee.

3. Charles C. Champion: Consists of 393,333 shares of Common Stock issuable upon the exercise of stock options and 42,500 shares of Common Stock owned.

4. Gary W. Sproule: Consists of 75,000 shares of Common Stock issuable upon the exercise of stock options.

5. Gary Adelson: Consists of 40,000 shares of Common Stock issuable upon the exercise of stock options.

6. Guy Chipparoni: Consist of 40,000 shares of Common Stock issuable upon the exercise of stock options and 25,000 shares of Common Stock owned.

7. James Edgar: Consists of 71,667 shares of Common Stock issuable upon the exercise of stock options.

8. Joseph F. Barletta: Consists of 23,333 shares of Common Stock issuable upon the exercise of stock options and 5,000 shares of Commons Stock owned.

9. Michael Veitch: Consists of 100,000 shares of Common Stock issuable upon the exercise of stock options and 30,647 shares of Common Stock owned.

10.      J. Scott Schmidt: Consists of 1,000 shares of Common Stock owned.

11. Robert M. Fell: Consists of 1,047,209 shares of Common Stock owned by Robert M. Fell Living Trust.

12. Phillip C. Hermann: Consists of 107,900 shares of Common Stock issuable upon the exercise of stock options and 348,500 shares of Common Stock owned.

13.      Ron W. Luniewski: Consists of 273,250 shares of Common Stock owned.

DO ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS HAVE AN INTEREST IN THE MATTERS TO BE ACTED UPON?

         Charles F. Champion, David M. Marshall, Gary Adelson, Guy Chipparoni, James Edgar and Joseph F. Barletta have been nominated for re-election as directors and therefore have an interest in the outcome of Proposals 1, 2 and 3.

DID DIRECTORS, EXECUTIVE OFFICERS AND GREATER THAN TEN PERCENT STOCKHOLDERS COMPLY WITH THE SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN THE FISCAL YEAR 2002?

         Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than five percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission. Officers, directors, and greater-than-ten-percent stockholders are required by the Securities and Exchange Commission's regulation to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely upon a review of Forms 3 and Forms 4 furnished to the Company during the most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same during the fiscal year ended December 31, 2002, except that Joseph F. Barletta failed to file a Form 3 with respect to a transaction in December 2002 and Charles F. Champion failed to file a Form 4 in 2002 with respect to a transaction in November 2002. These individuals have undertaken actions necessary to correct these matters..

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of the Company are:

NAME                                            AGE   POSITION

Charles F. Champion                             49    Chairman of the Board, President and Chief Executive Officer
David M. Marshall                               40    Vice Chairman of the Board
Gary Adelson                                    50    Director
Guy Chipparoni                                  45    Director
James Edgar                                     57    Director
Joseph F. Barletta                              67    Director
Gary W. Sproule                                 53    Secretary and Chief Financial Officer
Michael Veitch                                  56    Vice President and Chief Marketing Officer

         Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company and their principal occupations for the past five years.

CHARLES F. CHAMPION was appointed as Chairman of the Board on August 5, 2003 and has served as director of the Company since March 2002, when he joined the Company as its President and Chief Operating Officer. Since September 11, 2002, Mr. Champion has also served as the Chief Executive Officer of the Company. From July 2001 through March 2002, Mr. Champion served as an independent business consultant. From January 1999 to June 2001, Mr. Champion was President and Publisher of Access Magazine. From 1995 through December 1998, Mr. Champion served as Senior Vice President of Circulation and Marketing for Philadelphia Newspapers, Inc., a Knight Ridder Company, which also owns the Philadelphia Inquirer newspaper and the Daily News newspaper.

DAVID M. MARSHALL, has served on the Board since March 2002 when he rejoined the Company as Chairman of the Board and Chief Executive Officer. In September 2002, Mr. Marshall became Vice Chairman of the Board of Directors. In September 2002, Mr. Marshall relinquished his executive role when Charles Champion was promoted to Chief Executive Officer. From 1987 to 1999, Mr. Marshall served as a senior executive and director of the Company. From 1987 to 1998, Mr. Marshall held the title of Chairman of the Board and CEO. Mr. Marshall was also the co-founder of MiddleWare Telecom Corporation and PC-Totes, Inc., both of which merged to become Youbet. In 1987, PC-Totes developed the world's first fault-tolerant, PC based computer totalisator system that is now used to operate wagering at horse and dog racing tracks in the Pacific Rim.

GARY ADELSON has served as a director of the Company from April 2002 to the present. Mr. Adelson co-founded Media Connect Partners, which was recently merged into Houlihan Lokey Howard & Zukin, an investment banking firm, where Mr. Adelson now serves as a managing partner. From February 1997 to present, Mr. Adelson has been a managing partner at EastWest Venture Group and before that, in 1993, chairman of ICS, a telephone and cable company. Mr. Adelson received a B.A. in Economics from U.C.L.A.

GUY CHIPPARONI has served as a director of the Company since April 2002. Since October 1998, Mr. Chipparoni has served as President of KemperLesnik Public Affairs, a division of KemperLesnik Communications, which unit specializes in community, government and media relations, issues management and grassroots outreach programs. Prior to joining KemperLesnik, Mr. Chipparoni was senior managing director of public affairs at Hill & Knowlton's Chicago office, where, from 1992 to 1997, he built one of the most successful public affairs organizations in the Midwest. Prior to joining Hill & Knowlton, Mr. Chipparoni served as a Press Secretary to the Illinois Secretary of State and, later, to former Illinois Governor James Edgar. Mr. Chipparoni also has worked on behalf of private industry by serving as liaison to state and local government to build support for corporate initiatives.

JAMES EDGAR has served as a Director of the Company since June 2002. Mr. Edgar currently serves as senior advisor at KemperLesnik Public Affairs, a division of Chicago-based KemperLesnik Communications, which unit specializes in community, government and media relations, issues management and grassroots outreach programs. Mr. Edgar has also had a career in government spanning 30 years and ending in January 1999. He has worked in the legislative branch of government for 10 years, which included his election to the Illinois House of
Representatives. Mr. Edgar served for 20 years in the executive branch of government including 10 years as Secretary of State and 8 years as Illinois' 38th Governor. As Governor of the State of Illinois, Mr. Edgar crafted legislation that allowed horse racing to remain competitive with the rapidly growing riverboat casino industry. Mr. Edgar also created laws in Illinois to improve housing conditions for workers and their families at Illinois race tracks. Since leaving the Illinois Governor's Office in January 1999, Mr. Edgar has engaged in raising and racing thoroughbred and standardbred horses. Mr. Edgar is currently a Distinguished Fellow at the University of Illinois' Institute of Government and Public Affairs, and lectures at other colleges and universities throughout the state. In the fall of 1999, Mr. Edgar was named a resident fellow at the John F. Kennedy School of Government at Harvard University. Mr. Edgar also serves on a variety of corporate and civic boards.

JOSEPH F. BARLETTA joined Youbet's Board of Directors in December 2002. Mr. Barletta is a San Francisco business consultant with an extensive media, as well as legal background. He is currently a board member of both public and private companies and has served on the boards of more than 20 commercial, as well as not-for-profit corporations. An attorney, Mr. Barletta first practiced law in Pennsylvania with his father and later was a New York City partner in the firm of Seyfarth, Shaw, Fairweather & Geraldson. In recent years he was of counsel in the firm's San Francisco office and has also served as a Public Utilities Commissioner for San Francisco and as Advisory Counsel to Independent Counsels David Barrett and Donald Smaltz in Washington, D.C. He has held senior executive positions with The Wall Street Journal and the Chicago Tribune, and served as either Chief Executive Officer or Chief Operating Officer of Thomson Newspapers, the San Francisco Newspaper Agency (San Francisco Chronicle and San Francisco Examiner), the New York Daily News, Freedom Communications, Murdoch Magazines, and TV Guide magazine.

GARY W. SPROULE has served as Secretary and Chief Financial Officer of the Company since June 2002. From July 2001 to June 2002, Mr. Sproule served as Chief Financial Officer at Disney Interactive where he had worldwide finance responsibilities including strategic planning, controllership, operations, administration, and information technology. From February 2000 to May 2001, Mr. Sproule served as Chief Financial Officer of WhatsHotNow.com. From 1997 to July 2000, Mr. Sproule served as Chief Financial Officer of Magnet Interactive Communications, a company engaged in website development.

MICHAEL J. VEITCH, became Chief Marketing Officer of the Company in October of 2002. From July 2001 through September of 2002, Mr. Veitch resumed activities in early stage media ventures. From April 1998 through June 2001, Mr. Veitch served as the CEO and Vice Chairman of Access Media Inc., the Publishers of Access Magazine. Previous to that, from July 1996 through early 1998, Mr. Veitch was President of Community Newspaper Company.

         No director is related to any other director or executive officer of the Company and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as a director.

         Each officer of the Company is appointed by the Board and holds office(s) at the pleasure and discretion of the Board.

         There are no material proceedings to which any director, director nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company.

         No director, director nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company has, during the last five years (i) been convicted of any criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, United States federal or state securities laws or finding any violations with respect to such laws.

NOMINEES TO THE BOARD OF DIRECTORS

         J. Scott Schmidt, Robert E. Brierley and Gary W. Sproule are the nominees for election to the Board. Set forth below are descriptions of their backgrounds and their principal occupations for the past five years.

J. SCOTT SCHMIDT Mr. Schmidt became a director of the Natural Alternatives International in January 1999. The company manufactures supplements both in the United States and internationally. It is a public company listed on Nasdaq. Mr. Schmidt is a management consultant specializing in communications, marketing, and mergers and acquisitions. Mr. Schmidt was Chief Executive Officer of Thompson Newspapers Corporation from 1992 to 1994. From 1991 to 1992, Mr. Schmidt was the President, Publisher and Partner of American Collegiate Network, Inc., which was the publisher of the National College Newspaper. Mr. Schmidt was President and Chief Executive Officer of Hilton/Schmidt, Inc., which specialized in consulting for media companies in the areas of editorial, sales, marketing and acquisitions, prior thereto. Mr. Schmidt previously spent 27 years with Tribune Company of Chicago, eventually serving as Vice President/News and Information for the entire corporation. Mr. Schmidt attended Bradley University and Northwestern University.

ROBERT E. BRIERLEY has been the Chief Financial Officer since October 2002 of Extraction Systems, Inc., a company that produces molecular contamination measurement and control products for ultraclean environments. Mr. Brierley is also the President and founder of Corporate Growth Advisors, a consulting practice he founded in October 2001, which is engaged in the business of providing business consulting services to start-up and emerging growth companies. Prior to that, Mr. Brierley was Chief Financial Officer of Access Media, Inc from April 1999 through June 2001 and continued as a consultant until October 2001. Mr. Brierley received a Masters Degree from the Sloan School of Management at M.I.T. and a Bachelors Degree from Principia College.

GARY W. SPROULE See "-Directors and Executive Officers" above.

THE BOARD OF DIRECTORS

         The Board oversees the business affairs of the Company and monitors the performance of management. Pursuant to the By-Laws of the Company, the Board has established that it shall consist of no less than four members. Currently, there are seven seats on the Board.

         Members of the Board discussed various business matters informally on numerous occasions throughout the year 2002. Eighteen formal actions were taken by vote in Board meetings that occurred throughout 2002 or by unanimous consent during 2002.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board has standing Strategic Planning, Nominating, Compensation, and Audit Committees.

         Messrs. Champion (Chairman), Chipparoni, Marshall and Adelson are the current members of the Strategic Planning Committee. The Strategic Planning Committee was formed in April 2002 and includes as current members Messrs. Champion, Barletta and Adelson. The Strategic Planning Committee is responsible for negotiating, structuring and reviewing the Company's strategic initiatives, including possible business combinations, joint ventures, marketing alliances and other similar transactions. During the fiscal year ended December 31, 2002, the Strategic Planning Committee met three times.

         The Nominating and Corporate Governance Committee was formed in July 2003. The Nominating and Corporate Governance Committee is responsible for the search, identification, review and selection of qualified individuals to serve on the Company's Board, and for the development and recommendation to the Board of a set of corporate governance principles applicable to the Company. No members have yet been appointed to this committee.

         Messrs. Barletta (Chairman) and Chipparoni are the current members of the Compensation Committee. The Compensation Committee was formed in April 2002. Messrs. Barletta and Chipparoni were appointed to the Compensation Committee in September 2002 and April 2002, respectively. The duties and responsibilities of the Compensation Committee are to review periodically the compensation of executive officers and other key employees, to make recommendations as to stock options, bonuses and salaries and to perform all other duties as the Board may from time to time designate. During the fiscal year ended December 31, 2002, the Compensation Committee met four times.

         Messrs. Adelson (Chairman), Edgar and Chipparoni are the current members of the Audit Committee. The current Audit Committee was formed in April 2002 and Messrs. Adelson and Chipparoni were appointed to the Audit Committee in April 2002, and Mr. Edgar was appointed to the Audit Committee in September 2002. The duties and responsibilities of the Audit Committee are to recommend the selection of the independent public accountants for the Company to the Board, to review the scope and cost of the audit, to review the performance and procedures of the auditors, to review the final report of the independent auditors, to be available for consultation with the independent auditors, to review with the Company's Chief Financial Officer and independent auditors corporate accounting practices and policies and financial controls and to perform all other duties as the Board may from time to time designate. During the fiscal year ended December 31, 2002, the Audit Committee met three times. No member of the Company's Audit Committee has received any consulting fees, advances or compensatory fees from the Company or its subsidiaries and no member of the Audit Committee is an affiliate of the Company or its subsidiaries, except for Mr. Adelson and Mr. Edgar.

AUDIT COMMITTEE REPORT

         The following paragraphs constitute the report of the Audit Committee for the fiscal year ended December 31, 2002. In accordance with the Securities and Exchange Commission's rules, this report shall not be deemed to be subject to SEC Regulation 14A or to Section 18 of the Exchange Act, nor shall it be deemed to be incorporated by reference into any statements or reports filed by the Company with the Securities Exchange Commission that do not specifically incorporate this report by reference, even if this proxy statement is incorporated into any such report.

         Subsequent to the close of the 2002 fiscal year, the Audit Committee performed the following functions:

         o        reviewed  and  discussed  the  Company's   audited   financial
                  statements with management;

         o discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380). SAS 61 requires independent auditors to communicate certain matters related to the scope and conduct of an audit, including the adequacy of staffing and compensation, to those who have responsibility for oversight of the financial reporting process, specifically the Audit Committee. Among the matters to be communicated to the Audit Committee are: (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates, and (iv) disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements in addition to discussing the adequacy and effectiveness of the accounting and financial controls (including the Company's system to monitor and manage business risk) and legal and ethical compliance programs;

         o received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the independent accountant relating to the independent accountant's independence from the Company's management and from the Company and the matters included in the written disclosures required by the Independence Standards Board in accordance with Rule 201-2.01 promulgated by the Securities and Exchange Commission, and reviewed and recommended to the Board the selection of the Company's independent auditors; and

         o based on the review and discussions above with the Company's management and the independent auditors concerning the quality of accounting principles, reasonableness of significant judgments, clarity of disclosures in the financial statements, results of the annual audit and other matters to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the most recent fiscal year for filing with the Securities Exchange Commission.

         In  addition,   the  Audit  Committee  will  continue  to  perform  the
following:

         o review the interim financial statements with the Company's management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-QSB and discuss the results of the quarterly reviews and other matters to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

                              By the members of theAudit Committee:
                                     Gary Adelson, Chairman
                                           James Edgar
                                         Guy Chipparoni

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE OFFICER COMPENSATION

         The following table sets forth all compensation paid by the Company for the years ended December 31, 2002, 2001 and 2000 to those individuals who served as Chief Executive Officer in 2002 and other executive officers of the Company whose total salary and bonus for 2002 exceeded $100,000.

                                                                                                       * LONG TERM
                                                                                                       COMPENSATION
                                                                    ANNUAL COMPENSATION                  AWARDS &
                                                         -------------------------------------------
      NAME AND PRINCIPAL POSITION                  YEAR     SALARY         BONUS          OTHER         SECURITIES
      ---------------------------------------------------------------- -------------- -------------- -----------------

      CHARLES F. CHAMPION                          2002     $ 204,360       $ 25,000       $ 31,426           750,000
         Chief Executive Officer                   2001             -              -              -                 -
         and President                             2000             -              -              -                 -

      GARY W. SPROULE                              2002       125,481              -          5,250           300,000
         Chief Financial Officer                   2001             -              -              -                 -
                                                   2000             -              -              -                 -

      DAVID M. MARSHALL                            2002       201,678              -          6,166         1,000,000
         Chief Executive Officer                   2001             -              -              -                 -
                                                   2000             -              -              -                 -

      ROBERT M. FELL                               2002       105,374              -              -                 -
         Former Chairman of the Board and          2001     1,286,047              -        187,895                 -
         former Chief Executive Officer            2000       234,436              -         80,626           300,000

      RON W. LUNIEWSKI                             2002        71,234              -          5,848                 -
         Former Co-Chief Executive Officer and     2001       162,125         80,000              -           206,300
         former Chief Operating Officer            2000       168,899              -              -           245,100

      PHILLIP C. HERMANN                           2002       262,885              -         10,437           105,000
         Former Co-Chief Executive Officer and     2001       162,897         80,000         89,812           101,300
         former Chief Financial Officer            2000       162,947              -         87,832           230,100


    CHARLES F. CHAMPION

         From March 11, 2002 through September 10, 2002, Charles F. Champion served as the Company's President and Chief Operating Officer. On September 11, 2002, Mr. Champion was promoted to Chief Executive Officer and retained the position of President. On August 5, 2003, Mr. Champion was also appointed to serve as the Chairman of the Board of Directors. Salary represents $157,692 of paid compensation plus $46,668 of accrued compensation. Other Compensation consists of $7,269 for automobile allowance, $22,892 for duplicative living expenses, and $1,265 for exec-u-care medical insurance. Long Term Compensation Awards consist of employee stock options. See "-Employment and Service Agreements" below.

    GARY W. SPROULE

         On June 3, 2002, Gary W. Sproule became the Company's Chief Financial Officer. Other Compensation consists of $5,250 for automobile allowance. Long Term Compensation Awards consist of employee stock options. See "-Employment and Service Agreements" below.

    DAVID M. MARSHALL

         From February 1, 2002 through September 11, 2002, David M. Marshall served as the Company's Chief Executive Officer. Salary represents compensation paid to David Marshall, Inc. for the services of David M. Marshall. Other Compensation consists of $6,166 for exec-u-care medical insurance. See "-Employment and Service Agreements" below.

    ROBERT M. FELL

         Robert M. Fell served as Chairman of the Board until March 21, 2002 where upon he resigned. Mr. Fell also served as Chief Executive Officer until November 8, 2001 where upon he resigned. Salary represents compensation paid to Fell & Company, Inc. for the services of Robert M. Fell. Salary for 2001 includes a lump sum payment of two times the base fee per Mr. Fell's Service Agreement payable to Mr. Fell upon termination of his Service Agreement in November 2001, plus $113,745 representing retroactive increase in pay relating to services rendered in 2000. Other Compensation in 2001 includes $177,279 in disability and life insurance reimbursements and $10,616 in automobile expenses. Other Compensation in 2000 represents $69,457 in disability and life insurance reimbursements and $11,169 in automobile expenses. Long Term Compensation Awards consist of employee stock options. See "-Employment and Service Agreements" below.

    RON W. LUNIEWSKI

         Ron W. Luniewski was appointed Chief Operating Officer in November 2000, and became a director and was promoted to Co-Chief Executive Officer in November 2001. On March 14, 2002, he resigned from both positions, but continued service as a non-officer employee until April 5, 2002. Other Compensation consists of $2,423 for automobile allowance and $3,425 for exec-u-care medical insurance. Long Term Compensation Awards in 2000 consist of 245,100 employee stock options repriced from various exercise prices to $0.69. See "-Employment and Service Agreements" below.

    PHILLIP C. HERMANN

         In addition to serving as the Company's Chief Financial Officer and an Executive Vice President, Mr. Hermann was appointed to director and Co-Chief Executive Officer in November 2001. On March 21, 2002, he relinquished the Co-Chief Executive Officer position and became President and Chief Operating Officer. On March 28, 2002, Mr. Hermann resigned from the positions of President and Chief Operating Officer. On April 11, 2002, Mr. Hermann resigned from the Board and from the position of Executive Vice President, but signed an agreement to continue in the role of consultant through December 31, 2003. Salary represents $62,250 of paid compensation while serving as an executive officer plus $200,635 for consulting services. Other Compensation in 2002 consists of $9,000 for automobile allowance plus $1,437 for exec-u-care medical insurance. Other Compensation in 2001 consists of $9,000 for automobile allowance plus $80,812 related to a stock option awarded in 1998. Other Compensation in 2002 consists of $7,020 for automobile allowance plus $80,812 related to a stock option awarded in 1998. Long Term Compensation Awards in 2000 consist of 50,000 stock options issued in March 2000 and 180,100 various prior stock options all repriced to $0.69 in December 2000. See "-Employment and Service Agreements" below.

1998 STOCK OPTION PLAN

         In February 1998, the Company's Board approved the 1998 Stock Option Plan and reserved 1,000,000 shares of Common Stock for options granted thereunder. Effective September 23, 1999, shareholders approved an increase of 1,500,000 shares for a total of 2,500,000 shares. Effective September 21, 2000, shareholders approved an additional increase of 1,000,000 shares for a total of 3,500,000 shares. Effective December 9, 2002, shareholders approved an additional increase of 5,000,000 shares for a total of 8,500,000 shares.

         The 1998 Stock Plan provides for the granting of incentive stock options within the meaning of Section 422A of the Internal Revenue Code of 1986 and non-qualified stock options. Non-qualified stock options may be granted to employees, directors, officers and consultants of the Company, while incentive stock options may be granted only to employees and its affiliates.

         The 1998 Stock Plan is currently administered by the Boards, which determines the terms and conditions of the options granted under the 1998 Stock Plan, including the exercise price, number of shares subject to options and the vesting and exercisability of options granted under the 1998 Plan. The exercise price of the incentive stock options granted under the 1998 Stock Plan must be at least equal to the fair market value of the Common Stock on the date of grant, and must be 110% of fair market value when granted to a 10% or more stockholder. The exercise price of non-qualified stock options will be determined by the Board.

         The term of all options granted under the 1998 Stock Plan may not exceed ten years, except the term of incentive options granted to a 10% or more stockholder may not exceed five years. The board of directors may suspend or terminate and may amend the 1998 Plan from time to time, except that certain types of amendments will require approval of the stockholders. Upon termination of a participant's employment or consulting relationship with the Company, all unvested options terminate and are no longer exercisable unless extended by the Board. Vested qualified options remain exercisable for a period not to exceed three months following the termination date, unless the participant was terminated for cause or voluntarily resigned in which all vested options will also terminate.

         The purchase price for all options is payable in full upon exercise and may be paid by cash, by a check drawn against sufficient funds, by delivery to the Company of a promissory note from the option holder, or such other consideration as the Compensation Committee in its sole discretion determines to be consistent with the 1998 Stock Option Plan's purpose and applicable law, or a combination of such methods of payment. If Common Stock of the Company is used to pay the purchase price of the shares as to which the option is exercised, the Compensation Committee will value such Common Stock in accordance with procedures established by it. Any promissory note to purchase shares underlying the options will be a full recourse, interest-bearing obligations secured by the shares being purchased and contain such terms as the Compensation Committee may require.

         Options may not be transferred or assigned except upon the death of the option holder provided that, if permitted by the applicable option agreement, non-qualified options may be transferred to the option holder's spouse, adult lineal descendants, adult spouses of adult lineal descendants or trusts for the benefit of the option holder's minor or adult lineal descendants.

         The 1998 Plan also permits the Company to assist a participant to exercise options granted under the 1998 Plan, including paying any tax obligations arising therefrom by making a loan to the participant, permitting the participant to pay the exercise price of the stock option over a term of years or guaranteeing a loan.

         The 1998 Stock Option Plan will terminate on the earlier of February 6, 2008 or the date on which no additional shares of stock are available for issuance under the plan.

         In a registration statement filed with the SEC effective September 29, 1999, the underlying shares of Common Stock 1998 Stock Option Plans were registered.

         Options may not be transferred or assigned except upon the death of the option holder provided that, if permitted by the applicable option agreement, non-qualified options may be transferred to the option holder's spouse, adult lineal descendants, adult spouses of adult lineal descendants or trusts for the benefit of the option holder's minor or adult lineal descendants.

         The grant of a non-qualified stock option under the 1998 Stock Option Plan will not result in any federal income tax consequences to the option holder or to the Company. Upon exercise of a non-qualified stock option, the option holder is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the option holder. Any gain or loss on the option holder's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain. The federal maximum marginal rate at which ordinary income is taxed to individuals is currently 35%. The federal maximum rate at which long-term capital gains for most types of property are taxed is 15%.

         The grant of an incentive stock option under the 1998 Stock Option Plan will not result in any federal income tax consequences to the option holder or to the Company. An option holder recognizes no federal taxable income upon exercising an incentive stock option, subject to the alternative minimum tax rules discussed below, and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the option holder has held the shares of Common Stock. If the option holder does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the option holder will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

         If the option holder fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of the difference between the amount realized on the disposition and the exercise price, or the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the option holder.

         The "spread" under an incentive stock option -- i.e., the difference between the fair market value of the shares at exercise and the exercise price -- is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

         The foregoing is only a summary of the current effect of federal income taxation upon the option holder and the Company with respect to the shares purchased under the 1998 Stock Option Plan. Reference should be made to the applicable provisions of the Internal Revenue Code. In addition, the summary does not discuss the tax consequences of a option holder's death or the income tax laws of any municipality, state or foreign country to which such option holder may be subject.

                              OPTION GRANTS IN 2002

         The following table sets forth certain information regarding option grants to each of the Company's named executive officers during the year ended December 31, 2002.

                                                                                                    RATES OF STOCK
                                                                                               APPRECIATION FOR OPTION
                                                  INDIVIDUAL GRANTS (1)                                 TERM
                            ------------------------------------------------------------------ -------------------------
                               NUMBER OF          PERCENT OF
                               SECURITIES       TOTAL OPTIONS
                               UNDERLYING       GRANTED TO ALL     EXERCISE
                                OPTIONS          EMPLOYEES IN        PRICE       EXPIRATION
        NAME                  GRANTED (1)          2002 (2)        PER SHARE        DATE       5% PER YEAR  10% PER YEAR
 -------------------------  -----------------  ----------------- -------------- -------------- -------------------------

 CHARLES F. CHAMPION             400,000             10.2%          $  0.50       03/11/12         $125,760    $318,748

                                 350,000              8.9%             0.54       09/01/12          118,861     301,217

 GARY W. SPROULE                 300,000              7.6%             0.78       06/03/12          147,161     372,936
 DAVID M. MARSHALL             1,000,000             25.4%             0.64       02/01/12        1,042,493   1,659,995

 MICHAEL J. VEITCH               100,000              2.5%             0.53       09/30/12           86,331     137,468

 PHILLIP C. HERMANN              105,100              2.7%             0.64       12/31/08           42,302     107,201
 ROBERT M. FELL                        -              -                -              -               -         -
 RON W. LUNIEWSKI                      -              -                -              -               -         -

------------

(1) Options were granted under the 1998 Stock Plan and are exercisable for shares of Common Stock.

(2) For the year ended December 31, 2002, a total of 3,931,229 stock options were granted to all employees including all named executive employees.

                   OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table sets forth the number of shares acquired upon the exercise of stock options during the year ended December 31, 2002 and the number of shares covered by both exercisable and unexercisable stock options held by each of the named executive officers at December 31, 2002.

                                                             NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS AT
                                                            OPTIONS AT 12/31/02 (1)              12/31/02 (2)
                                                         ------------------------------ -------------------------------
                                SHARES
                             ACQUIRED ON      VALUE
        NAME                   EXERCISE      REALIZED    EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
 -------------------------  --------------- ------------ ------------------------------ -------------------------------

 CHARLES F. CHAMPION              -              -          265,000           485,000    $  67,950    $     120,550
 GARY W. SPROULE                  -              -                  -         300,000            -                -
 DAVID M. MARSHALL                -              -          458,437           641,563       59,584           83,403
 MICHAEL J. VEITCH                -              -          100,000                 -       23,000                -
 ROBERT M. FELL                   -              -          300,100                 -            -                -
 RON W. LUNIEWSKI                 -              -          273,250                 -       17,608                -
 PHILLIP C. HERMANN               -              -          418,900            37,500       24,663            3,000

-------------------

(1) Options shown were granted under the 1998 Stock Option Plan. See "1998 Stock Option Plan" above

(2) Value of exercisable and unexercisable in-the-money stock options were calculated by taking the difference between the exercise price of each option and the closing market price of $0.77 for the Common Stock on December 31, 2002 and then multiplying by the number of options.

                          OPTION AND WARRANT REPRICING

                                                                                        TEN-YEAR OPTION/SAR REPRICING
                                                 -----------------------------------------------------------------------------------
                                                                                                                      LENGTH OF
                                                                                                                       ORIGINAL
                                                    NUMBER OF                                                        OPTION TERM
                                                   SECURITIES        MARKET PRICE                                    REMAINING AT
                                                   UNDERLYING        OF STOCK AT        EXERCISE                        DATE OF
                                                  OPTIONS/SARS         TIME OF       PRICE AT TIME       NEW           REPRICING OR
                                                   REPRICED OR       REPRICING OR     OF REPRICING     EXERCISE        AMENDMENT
                 NAME                   DATE        AMENDED           AMENDMENT      OR AMENDMENT       PRICE          (MONTHS)
--------------------------------   ------------  ----------------   ---------------  ---------------   -----------  ----------------
Robert M. Fell                      June 2001        300,000            $1.09            $4.88           $1.09            98
   Chairman of the Board

REPORT ON OPTION REPRICING

         For the fiscal year ended December 31, 2002, there was no repricing of options.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth certain information regarding the Company's 1998 Stock Option Plans. All information set forth below is as of December 31, 2002, pursuant to applicable regulations.

                                                                                                     NUMBER OF SECURITIES
                                                                                                     AVAILABLE FOR FUTURE
                                                                                                    ISSUANCE UNDER EQUITY
                                                                                                      COMPENSATION PLANS
                                                                                                    (EXCLUDING SECURITIES
                                        NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE EXERCISE     WARRANTS AND RIGHTS
                                          ISSUED UPON EXERCISE OF         PRICE OF OUTSTANDING       WARRANTS AND RIGHTS
                                           OUTSTANDING OPTIONS,          OPTIONS, WARRANTS, AND       REFLECTED IN (A))
      EQUITY COMPENSATION PLANS          WARRANTS, AND RIGHTS (A)             RIGHTS (B)               (A) + (B) = (C)
 ------------------------------------- ------------------------------ --------------------------- ---------------------------
 Stock Options Approved by Security
 Holders                                         6,598,075                      $ 0.84                    1,901,925
 Warrants Approved by Security
 Holders                                        20,592,078                      $ 2.70                        -
 Warrants Not Approved by Security
 Holders                                         1,200,000                      $ 1.09                        -
                                       ------------------------------ --------------------------- ---------------------------
                TOTAL                           28,390,153                      $ 1.23                    1,901,925
                                       ============================== =========================== ===========================

------------

(a) Equity compensation plans not approved by security holders consist of 1,200,000 warrants issued at $1.09 to Robert Fell as part of his employment agreement. (see "Employment and Service Agreements")

EMPLOYMENT AND SERVICE AGREEMENTS.

         In March 2001, Ron Luniewski and the Company entered into an employment agreement pursuant to which Mr. Luniewski would serve as Executive Vice
President and Chief Operating Officer of the Company through April 2002. This employment agreement provided for Mr. Luniewski to receive an annual salary of $157,500, however, effective May 1, 2001, the salary was increased to $175,000. Mr. Luniewski was also eligible to receive an annual bonus determined by the Board in its discretion. This employment agreement replaced an employment agreement entered into between Mr. Luniewski and the Company in February 2000, expiring on April 2001 which had substantially the same terms. Mr. Luniewski resigned as Co-Chief Executive Officer and Director effective March 14, 2002. Mr. Luniewski served as a non-officer employee until April 5, 2002. On April 5, 2002, the Company entered into a Mutual Release agreement ("Release") with Ron Luniewski whereby the Company agreed to extend the term of the employee stock options granted to Mr. Luniewski and which were vested as of the date of the Release until April 8, 2005. Under the terms of the Release, Mr. Luniewski may only sell or transfer up to half of the shares acquired upon the exercise of these stock options during the next twelve-month period commencing as of the date of the Release. The remaining half of Mr. Luniewski's shares can be sold after one year.

         The Company entered into a Services Agreement with Fell & Company, Inc., which expired on June 30, 2001. This agreement called for Robert Fell to be compensated at $237,000 per annum. In May 2001, the Fell Services Agreement and related option and warrant agreements were amended as follows: (a) the base fee was increased by $150,000 retroactive to March 8, 2000; (b) the exercise price for 750,000 of the Fell Warrants was reduced from $2.50 per share to $0.45 per share, the exercise price of the remaining Fell Warrants was reduced to $0.97 per share, based upon the price of Common Stock after the announcement of the TVG transaction, and the exercise price of the 300,000 stock options held by Mr. Fell was reduced from $4.88 per share to $0.97 per share; (c) for a 90-day period after the Company's stockholders meeting on September 20, 2001, Fell & Company, Inc. could terminate the Fell Services Agreement; and (d) if the Fell Services Agreement was so terminated, (i) Fell & Company, Inc. would receive a lump sum payment of two times the base fee (increased as provided above), (ii) the Company must continue to provide the non-salary benefits provided for in the Fell Services Agreement for two years, including premium payments on a life insurance policy, (iii) the 150,000 unvested stock options held by Mr. Fell would vest, (iv) if Mr. Fell is not then serving as a director, he would render consulting services (up to ten hours per month) through May 9, 2003 without any additional compensation and (v) if so requested by the Board, Mr. Fell would serve as Chairman of the Board through May 9, 2002. In June 2001, the Board approved further amendments to the Fell Services Agreement extending the period of time during which Mr. Fell could terminate the Fell Services Agreement to one year after the Company's stockholders meeting on September 20, 2001. Also in June 2001, Mr. Fell agreed to increase the exercise price of the Fell Warrants and the 300,000 stock options held by Mr. Fell to $1.09 per share, the closing trading price of the Common Stock on June 29, 2001.

         Effective November 8, 2001, Mr. Fell resigned as the Company's Chief Executive Officer. In accordance with the Fell Services Agreement described above, Mr. Fell received a lump sum payment of two times the base fee, net of amounts due to the Company (consisting principally of the $140,000 note receivable plus accrued interest). Mr. Fell continued to render services to the Company receiving compensation under the Fell Services Agreement through February 8, 2002. Pursuant to Mr. Fell's resignation agreement on March 21, 2002, the Company agreed to pay Fell & Company, Inc., $55,000 (which included $38,000 in accrued vacation) in lieu of any future benefits (including whole life insurance, health/dental/vision/disability insurance, auto allowance and related auto expenses) that Mr. Fell would have been entitled to under the amended Services Agreement. Mr. Fell continued as Chairman of the Board of Directors through March 21, 2002 when he resigned as Chairman of the Board.

         Effective November 8, 2001, Phillip Hermann and the Company entered into an employment agreement pursuant to which Mr. Hermann would serve as Co-Chief Executive Officer and Chief Financial Officer of the Company through April 2003. This employment agreement provided for Mr. Hermann to receive an annual salary of $175,000. Mr. Hermann was also eligible to receive an annual bonus determined by the Board in its discretion. Mr. Hermann was issued 100,000 in stock options at $1.00, the fair market value on the date of the grant. This employment agreement replaced an employment agreement entered into between Mr. Hermann and the Company in March 2001 expiring in April 2002 which had substantially the same terms. On March 21, 2002, Mr. Hermann and the Company entered into an employment agreement pursuant to which Mr. Hermann serves as President, Chief Operating Officer, and Chief Financial Officer of the Company through April 2004. This employment agreement provides for Mr. Hermann to receive an annual salary of $225,000. Mr. Hermann is also eligible to receive an annual bonus determined by the Board in its discretion. Mr. Hermann was issued 200,000 in stock options at $0.64, the fair market value at the date of the grant. In addition, on October 27, 2001, Mr. Hermann and the Company entered into a one year severance agreement pursuant to which upon a change of control as defined in the severance agreement, and at Mr. Hermann's election, Mr. Hermann can terminate his employment agreement and receive a lump sum payment equal to one year salary plus benefits. In addition, if Mr. Hermann elects to terminate his employment agreement, all options held by Mr. Hermann become vested immediately and Mr. Hermann will have three years to exercise his options from the date of termination. On March 28, 2002, Mr. Hermann resigned as President and Chief Operations Officer. On April 11, 2002, the Company entered into a Separation Agreement (the "Agreement") with Mr. Hermann whereby, effective immediately, Mr. Hermann resigned as an executive officer of the

Company and as a member of the Board. Mr. Hermann continued to serve as Chief Financial Officer through June 4, 2002 at which time a new Chief Financial Officer was hired. Under the terms of the Agreement, Mr. Hermann will provide services to the Company until December 31, 2003. For making his services available, Mr. Hermann will receive his annual salary and other benefits. As part of the Agreement, Mr. Hermann's stock options became fully vested and as consideration, Mr. Hermann agreed to certain restrictions on the sale of shares underlying his stock options and to relinquish 130,000 of his stock options.

         Effective February 1, 2002, the Company entered into a services agreement with David Marshall Inc. ("DMI"). This agreement provides for the Company to retain the services of David Marshall through January 31, 2004, as Vice Chairman and a member of the Executive Committee and to provide other consulting services to the Company for an annual fee of $220,000 plus a sum equal to the amount of payroll and other taxes that the Company would be required to pay if Mr. Marshall were employed by the Company. At the discretion of the Board of Directors, Mr. Marshall is eligible to receive a bonus in recognition of his performance and contributions. DMI was granted 1,000,000 options at a price of $0.64 pursuant to the Company's 1998 Stock Option Plan. In the event of a change of control, the Company will issue to DMI a special achievement bonus of 300,000 shares of Common Stock. If there is a change in control and the service agreement with DMI is terminated, DMI will be entitled to a severance payment in an amount equal to one year's base fee.

         Effective February 1, 2002, the Company entered into a services agreement with Conor Communications Company ("CCC"). This agreement provides for the Company to retain the services of Lawrence Lucas through January 31, 2004, as Chairman of the Board of Directors and to provide other consulting services to the Company for an annual fee of $220,000 plus a sum equal to the amount of payroll and other taxes that the Company would be required to pay if Mr. Lucas were employed by the Company. At the discretion of the Board of Directors, Mr. Lucas is eligible to receive a bonus in recognition of his performance and contributions. CCC was granted 1,000,000 options at a price of $0.64 (the value on the date of grant) pursuant to the Company's 1998 Stock Option Plan. In the event of a change of control, the Company will issue to CCC a special achievement bonus of 300,000 shares of Common Stock. If there is a change in control and the service agreement with CCC is terminated, CCC will be entitled to a severance payment in an amount equal to one year's base fee. On August 5, 2003, Mr. Lucas resigned from the Board, although Mr. Lucas will continue to perform consulting services for the Company through January 31, 2004 pursuant to the agreement between the Company and CCC.

         Effective March 11, 2002, Charles Champion and the Company entered into an employment agreement pursuant to which Mr. Champion serves as a Director, President and Chief Operating Officer of the Company through March 2005. This employment agreement provides for Mr. Champion to receive an annual salary of $200,000 during the first year and subject to annual increases. Mr. Champion received $25,000 as a signing bonus and is also eligible to receive an annual bonus during the first year to be determined by the Board in its discretion and based on attaining certain profitability goals thereafter. Mr. Champion will receive a monthly car allowance in the amount of $750. Mr. Champion was granted 400,000 stock options at an exercise price of $0.50, pursuant to the Company's 1998 Stock Option Plan.

         Effective April 22, 2002, Mr. Champion and the Company entered into a First Amendment to the original employment agreement dated March 11, 2002. After the original employment agreement was entered into, the Company and Mr. Champion learned that certain vesting and matching provisions of the Agreement could not be honored (the "Impediment"). In order to make Champion whole as a result of the Impediment and in order to clarify his rights with respect to stock options, this First Amendment was entered into. The Amendment provides that in the event of separation from the Company for any reason before expiration of employment agreement, Mr. Champion will be reimbursed for the unvested portion of company matched funds in his 401k account.

         Effective September 11, 2002, Mr. Champion and the Company entered into a Second Amendment to the original employment agreement dated March 11, 2002, to reflect his appointment to the position of Chief Executive Officer, in addition to President. Effective September 1, 2002, his annual salary was increased to $340,000 and he was granted an additional 350,000 stock options at an exercise price of $0.54, pursuant to the Company's 1998 Stock Option Plan. The first 50,000 options vest immediately, with the remaining 300,000 options vesting at the rate of 1/30th per month. The amendment also provided that Mr. Champion will receive a special achievement bonus of 150,000 shares of the Company's Common Stock upon a change of control as defined therein. Mr. Champion will be reimbursed up to $60,000 during the period September 1, 2002 through August 31, 2003 for duplicative living expenses while working in Los Angeles and residing in Pennsylvania. On August 5, 2003, Mr. Champion was also appointed as the Chairman of the Board of Directors.

         Effective June 3, 2002, Gary W. Sproule and the Company entered into an Employment Agreement pursuant to which Mr. Sproule serves as Chief Financial Officer of the Company through June 2, 2004. This employment agreement provides for Mr. Sproule to receive an annual salary of $225,000 during the first year and an annual salary of $250,000 during the second year. Mr. Sproule is eligible to receive an annual bonus during the first and second years to be determined by the Board in its discretion and based on attaining certain profitability goals thereafter. Mr. Sproule is to receive a monthly car allowance in the amount of $750. Mr. Sproule was granted 300,000 stock options at an exercise price of $0.78, pursuant to the Company's 1998 Stock Option Plan. If there is a change in control and Mr. Sproule's employment is terminated, he will be entitled to a severance payment equal to 90 days of his annual compensation. This employment agreement was amended effective March 1, 2003 to increase his second year annual salary ahead of schedule.

         The Company entered into an Employment Agreement with Michael J. Veitch on September 30, 2002, whereby Mr. Veitch will serve as Vice President and Chief Marketing Officer through October 1, 2004. This employment agreement provides for Mr. Veitch to receive an annual salary of $200,000 during the first year and an annual salary of $250,000 during the second year. Mr. Veitch received $25,000 as a signing bonus and is also eligible to receive an annual bonus during the first year and second year, to be determined by the Board in its discretion and based on attaining certain profitability goals thereafter. Mr. Veitch was granted 100,000 stock options with a vesting period of 60 days, at an exercise price of $0.53, pursuant to the Company's 1998 Stock Option Plan. If there is a change in control and Mr. Veitch's employment is terminated, he will be entitled to a severance payment equal to 6 months of his annual compensation. Mr. Veitch is to receive a monthly car allowance in the amount of $750 and will be reimbursed up to $30,000 during the period September 30, 2002 through September 30, 2003 for duplicative living expenses while working in Los Angeles and residing in Massachusetts.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee has furnished the following report on executive compensation for the 2002 fiscal year.

         The Compensation Committee has the authority to review and determine the salaries and bonuses of senior executive officers of the company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the sole and exclusive authority to make discretionary option grants to all of the company's employees under the Company's 1998 Stock Option Plan.

         The Compensation Committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the company, reward individual contribution to the Company's success and align the interests of the Company's officers with the interests of its stockholders. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

         The principal factors that were taken into account in establishing each executive officer's compensation package for the 2002 fiscal year are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

         Chief Executive Officer Compensation. From March 11, 2002 through September 10, 2002, Charles F. Champion served as the Company's President and Chief Operating Officer. On September 11, 2002, Mr. Champion was promoted to
Chief Executive Officer and retained the position of President. On August 5, 2003, Mr. Champion was also appointed to serve as the Chairman of the Board of Directors. Salary represents $157,692 of paid compensation plus $46,668 of accrued compensation. Other Compensation consists of $7,269 for automobile allowance, $22,892 for duplicative living expenses, and $1,265 for exec-u-care medical insurance. Long Term Compensation Awards consist of employee stock options.

         Other Senior Executive Officer Compensation During 2002 the Chief Financial Officer and Chief Marketing Officer salaries were negotiated and modified from time to time with a view toward rewards for performance associated with earnings.

         Base salaries and annual bonuses, if any, for senior executive officers are recommended by management and reviewed and approved by the Compensation Committee. The factors considered in setting compensation for senior executive officers in 2002 included overall corporate and segment performance, review of the salary levels for comparable positions at peer group companies, the individual's personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual.

         Compliance with Code Section 162(m). Section 162(m) of the Code disallows a tax deduction to publicly-held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance based. Non-performance based compensation paid to the company's executive officers for the 2002 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the company's executive officers for the 2003 fiscal year will exceed that limit. Because it is unlikely that the cash compensation payable to any of the company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the company's executive officers. The Compensation Committee will reconsider this decision should the individual cash non-performance based compensation of any executive officer ever approach the $1 million level.

         The Board did not modify any action or recommendation made by the Compensation Committee with respect to executive compensation for the 2002 fiscal year. It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the company's performance and the interests of the company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long term.

                                 By the members of the Compensation Committee:
                                              Joseph F. Barletta
                                                Guy Chipparoni

DIRECTOR COMPENSATION

         Employee Directors. Directors who are also employees receive no additional compensation for serving on the Board or its committees.

         Non-Employee Directors. Non-employee directors receive no annual retainer or meeting fees, but are reimbursed for travel costs and other out-of-pocket expenses incurred to attend Board and Committee meetings. With the appointment of Lawrence R. Lucas to the Company's Board in January 2002, the Company granted to Mr. Lucas options to acquire 40,000 shares of Common Stock, pursuant to our 1998 Stock Option Plan, at an exercise price of $0.80 per share. With the appointment of Gary Adelson and Guy Chipparoni in April 2002, the Company granted to each new director options to acquire 40,000 shares of Common Stock pursuant to our 1998 Stock Option Plan, at an exercise price of $0.68 per share. With the appointment of James Edgar in June 2002, we granted to Mr. Edgar options to acquire 40,000 shares of Common Stock pursuant to our 1998 Stock Option Plan, at an exercise price of $0.50 per share. With the election of Joseph Barletta to the Board in December 2002, the Company granted Mr. Barletta options to acquire 40,000 shares of Common Stock pursuant to our 1998 Stock Option Plan, at an exercise price of $0.74 per share. The options vest monthly over one year and are exercisable for a period of ten years from the date of grant.

         See also "Employment and Service Agreements." above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In June 1998, the Company entered into a Securities Purchase Agreement with the Robert M. Fell Living Trust (the "Fell Trust"). Pursuant to the Securities Purchase Agreement, the Fell Trust acquired 20,000 shares of the Company's Series A Convertible Preferred Stock and a warrant to purchase 1,200,000 shares of Common Stock from the Company (the "Fell Warrant"). The purchase price for the Series A Convertible Preferred Stock acquired by the Fell Trust was $25.00 per share, of which $10,000 was paid in cash and $490,000 was paid in the form of a promissory note (the "$490,000 Fell Note"). The purchase price for the Fell Warrant was $75,000, of which $5,000 was paid in cash and $70,000 was paid in the form of a promissory note (the "$70,000 Fell Note"). The Fell Warrant expires on June 29, 2008, and entitles the Fell Trust to purchase 1,200,000 shares of Common Stock at $2.50 per share. The Fell Warrant became exercisable for the purchase of one-sixth (200,000 shares) of the shares underlying the Fell Warrant commencing on June 29, 1998, and an additional one-sixth of the shares underlying the Fell Warrant become exercisable at the rate of one-sixth (200,000 shares) of the shares underlying the Fell Warrant on each six-month anniversary date thereafter. The Fell Warrant also provides that, with certain exceptions, the Common Stock received upon the exercise of the Fell Warrant may not be sold until one year following the date on which the shares of Common Stock were first able to be purchased under the Fell Warrant. The $490,000 Fell Note bears interest at the rate of 8% per annum, which may, at the option of the Fell Trust, be paid currently or added to the principal amount of that note. The $490,000 Fell Note was due June 29, 2002. The $70,000 Fell Note bears interest at the rate of 6% per annum, which may, at the option of the Fell Trust, be paid currently or added to the principal amount of the note. The $70,000 Fell Note is due on June 29, 2008. The Fell Trust has pledged the Fell Warrant and the Series A Convertible Preferred Stock acquired by the Fell Trust in this transaction to secure the obligations of the Fell Trust under the $490,000 Fell Note and the $70,000 Fell Note. In December 1998, the Fell Trust converted the Series A Convertible Preferred Stock. On July 8, 1999, the Board approved the recommendation of the Compensation Committee to grant Fell & Company, Inc. a performance-based bonus as a result of the services of Robert M. Fell which has been credited against the aggregate amount of the $490,000 Fell Note and the $70,000 Fell Note (collectively, the "Fell Notes"), with such bonus consisting of (i) $280,000 (plus accrued interest), credited against the Fell Notes in recognition of the efforts of Mr. Fell in assisting the Company to complete the sale of the Company's 11% Senior Convertible Discounts Notes, (ii) $140,000 (plus accrued interest) credited against the Fell Notes in recognition of the efforts by Mr. Fell in assisting the Company to complete a secondary offering of securities, (iii) $70,000 (plus accrued interest) to be credited against the against the Fell Notes at such time as the Company achieves 15,000 customers and (iv) $70,000 (plus accrued interest) to be credited against the Fell Notes at such time as the Company achieves 25,000 customers. As result of the bonuses described above, the $70,000 Fell Note has been satisfied and the outstanding principal balance on the $490,000 Fell Note has been reduced to $140,000 (the "$140,000 Fell Note"). The Fell Trust has agreed that the $140,000 Fell Note will be with full recourse against the Fell Trust and the Company has released to the Fell Trust all of the collateral pledged in connection with that note. The $140,000 Fell Note plus accrued interest was applied against amounts owed to Mr. Fell due to his cancellation of the Service Agreement in November 2001.

         In June 1998, Russell Fine and the Company entered into an employment agreement pursuant to which Mr. Fine served as Executive Vice President and Chief Technology Officer. Mr. Fine received a base salary of $150,000 in 1999, and other miscellaneous benefits. Effective December 31, 1999, Mr. Fine's annual base salary was increased to $165,000. Mr. Fine was also entitled to receive an annual bonus determined by the Board. The employment agreement permitted Mr. Fine to terminate the agreement after December 31, 1999 and receive the compensation and benefits provided under the agreement for the lesser of two years or the remaining portion of the original term of the agreement, with a minimum compensation and benefit term of at least one year. Mr. Fine's agreement was terminated on May 3, 2000 and he resigned as a member of the Board of Directors and as Executive Vice President and Chief Technology Officer at that time. Effective May 3, 2000, Mr. Fine and the Company entered into a consulting agreement pursuant to which Mr. Fine will provide consulting services to the Company for a period of three years. For making his services available, Mr. Fine receives a base fee of $182,500 per year and other miscellaneous benefits.

         In January 1999, David Marshall, Inc. and the Company entered into a services agreement pursuant to which David M. Marshall served as Vice-Chairman of the Board of the Company until December 31, 1999. For making Mr. Marshall's services available, David Marshall, Inc. received a base fee of $150,000 per year plus the amount of payroll taxes the Company would have paid if Mr. Marshall were an employee of the Company and other miscellaneous benefits. David Marshall, Inc. was also entitled to receive an annual bonus determined by the Board in its discretion. David Marshall, Inc. terminated the agreement pursuant to a provision which permitted David Marshall, Inc. to terminate the agreement at anytime after December 31, 1999 and receive the compensation and benefits provided under the agreement for two years. The services agreement replaced an employment agreement entered into between Mr. Marshall and the Company in June 1998, which had substantially the same terms. Mr. Marshall resigned his position as Vice Chairman and officer effective December 31, 1999. Mr. Marshall was re-appointed Chairman of the Board and Chief Executive Officer on March 21, 2002.

         In September 2002, Mr. Marshall became Vice Chairman of the Board.

         The Company entered into a Securities Purchase Agreement on March 21, 2002, whereby the prior Board approved the issuance of two one-year secured notes each in the principal amount of $100,000 at an interest rate of 12% to (1) a corporation owned by David Marshall, who became the Company's Chairman of the Board and Chief Executive Officer, and (2) Lawrence Lucas. As consideration for the notes, Mr. Marshall's and Mr. Lucas's corporations each received five-year warrants to purchase 100,000 shares of Common Stock at an exercise price of $0.50 per share. The sale of the notes and the issuance of the warrants was part of an aggregate financing in the amount of $750,000. This note was repaid in full in February 2002.

         In June 2002, the Company entered into a three year Consulting Agreement with James Edgar to provide political and legislative advice as directed by the CEO. In consideration, Mr. Edgar received options to purchase up to 60,000 shares of Common Stock at an exercise price of $0.50 per share, vesting ratably over 36 months with a ten-year term.

         In May 2001, the Company entered into a track content and patent license agreement and a warrant issuance agreement with ODS Technologies, L.P., dba TVG. These agreements relate to the grant by TVG to the Company of a non-exclusive license to use telephones and certain simulcast audio, video and data content for the purpose of streaming such content online and the agreement of race tracks to accept wagers based on such content, and to use TVG's patented systems for making pari-mutuel wagers on horse races online. Among other things, the agreements call for the Company to issue to TVG two warrants to purchase Common Stock of the Company and pay certain fees to TVG. See "INFORMATION ABOUT THE COMPANY'S STOCK OWNERSHIP - Which stockholders own at least five percent of the Company's Common Stock?" above.

         See also "-Employment and Service Agreements." above.

                           PROPOSALS TO BE VOTED UPON

                                   PROPOSAL 1
       TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO
          PROVIDE FOR THE CLASSIFICATION OF THE BOARD OF DIRECTORS INTO
            THREE CLASSES OF DIRECTORS WITH STAGGERED TERMS OF OFFICE

         The Board of Directors has approved and recommends the approval of an amendment to the Company's Certificate of Incorporation to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office, including the corresponding amendments to the bylaws of the Company (the "By-Laws").

         The Company's By-laws now provide that all directors are to be elected annually for a term of one year. Delaware law permits provisions in a company's certificate of incorporation or bylaws approved by stockholders that provide for a classified board of directors. The proposed classified board amendment to the Company's Certificate of Incorporation (the "Certificate") and conforming amendments to the By-laws would provide that directors will be classified into three classes, as nearly equal in number as possible. One class would hold office initially for a term expiring at the 2004 annual meeting; another class would hold office initially for a term expiring at the 2005 annual meeting; and another class would hold office initially for a term expiring at the 2006 annual meeting. At each annual meeting following this initial classification and election, the successors to the class of directors whose term expires at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election or until their successors have been duly elected and qualified. See "Proposal 3 - Election of Directors" in this Proxy

Statement, as to the composition of each class of directors if this proposal is adopted.

         The classified board proposal is designed to assure continuity and stability in the Board of Directors' leadership and policies by ensuring that at any given time a majority of the directors will have prior experience with the Company and therefore will be familiar with its business operations. This permits more effective long-term strategic planning and promotes the creation of long-term value for the stockholders. While the Company has not experienced such continuity problems in the past, the Board of Directors wishes to ensure that this experience will continue. The Board of Directors believes that the classified board proposal will assist the Board of Directors in protecting the interests of the Company's stockholders in the event of an unsolicited offer for the Company. The Board of Directors also believes that this stability helps promote the creation of long term stockholder value and, as in the case with certain of the other proposed amendments, the Board of Directors believes this will encourage any potential acquirer to negotiate directly with the Board of Directors, thereby giving the Board of Directors added leverage in such negotiations.

         The proposed classified board amendment will extend the time required to effect a change in control of the Board of Directors through the election of directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be completed by stockholders holding a majority of the votes cast at a single annual meeting. If the Company implements a classified Board of Directors, even if a takeover bidder were to acquire a majority of the voting power of the Company's outstanding Common Stock, it will take at least two annual meetings to effectuate a change in control of the Board of Directors because only a minority of the directors will be elected at each meeting. Notwithstanding any other provision of the Company's Certificate of Incorporation or By-laws, as amended from time to time, this provision of the Certificate will not be subject to amendment by vote of less than 66 2/3% of the voting power of all outstanding stock of the Company entitled to vote present, in person or represented by proxy on such an amendment at a stockholders' meeting duly called for such purpose. This could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests. The classified board proposal also will make it more difficult for the stockholder to change the composition of the Board of Directors even if the stockholders believe such a change would be desirable. Because of the additional time required to change the control of the Board of Directors, the classified board proposal will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company.

         Under Delaware law, directors chosen to fill vacancies on a classified board hold office until the next election of the class for which such directors have been chosen, or until their successors are elected and qualified. Delaware law also provides that, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause. The Company's Certificate containing the new Article X does not provide otherwise. Accordingly, if the classified board proposal is approved by the stockholders, directors will be permitted to be removed only for cause by the affirmative vote of holders of at least a majority of the outstanding shares of Common Stock. Presently, all directors of the Company are elected annually and all of the directors may be removed, with or without cause, by a majority vote of the outstanding shares of the Common Stock. Cumulative voting is not authorized by the Company's Certificate of Incorporation.

         If the amendment to the Company's Certificate is approved, the classification of the Board of Directors into three classes of Directors will become effective upon our filing of the Certificate of Amendment to the Company's Certificate of incorporation with the Delaware Secretary of State, which filing will be made promptly after the Annual Meeting. The text of this new Article X of the Company's Certificate is attached as Exhibit A to this Proxy Statement. The proposed new text of the Company's By-Laws is attached as Exhibit B to this Proxy Statement.

      THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO CHANGE THE
    CLASSIFICATION OF THE BOARD OF DIRECTORS INTO THREE CLASSES OF DIRECTORS.

                                 PROPOSAL NO. 2
       AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS
      TO PROVIDE THAT FUTURE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION
     AND BY-LAWS MUST BE APPROVED BY AN AFFIRMATIVE VOTE OF AT LEAST 66 2/3%
      OF THE VOTES OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK

         The Board of Directors has approved and recommends the approval of an amendment to the Company's Certificate of Incorporation and By-Laws to provide that no future amendment to the Company's Certificate of Incorporation or By-Laws may be made except only by a vote of at least 66 2/3% of the votes of all outstanding shares of Common Stock of the Company entitled to vote present, in person or represented by proxy on such an amendment at a stockholders' meeting duly called for such purpose.

         Under Delaware law, the Company's Certificate of Incorporation and By-laws may be amended by the vote of a majority of the outstanding shares of our Common Stock. The proposed amendment to our Certificate of Incorporation and By-Laws to provide that all future amendments to our Certificate of Incorporation and By-Laws must be approved by vote of 66 2/3% of the outstanding shares of our Common Stock is designed to assure continuity in our Certificate of Incorporation and By-Laws and to promote stability in our Company, including but not limited to the classified board proposal set forth above in this Proxy Statement. If this proposed amendment to our Certificate of Incorporation and By-Laws is approved, it may discourage hostile takeover bids for the Company, perhaps including some takeovers that majority of stockholders may feel would be in their best interests. If the amendment to the Company's Certificate of Incorporation and By-laws is approved, then such amendment to our Certificate of Incorporation will become effective upon our filing of the amendment to the Company's Certificate of incorporation with the Delaware Secretary of State, which filing will be made promptly after the Annual Meeting. This amendment to our By-laws will become effective immediately upon the approval of such amendment at the Annual Meeting. The proposed new text of the Company's By-Laws is attached as Exhibit B to this Proxy Statement. The text of this new Article "XX" of the Company's Certificate of Incorporation is attached as Exhibit C to this Proxy Statement.

      THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND
            THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO
 PROVIDE THAT FUTURE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND BY-LAWS
       MUST BE APPROVED BY AN AFFIRMATIVE VOTE OF AT LEAST 66 2/3% OF THE
         VOTES OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK.

                                   PROPOSAL 3
                              ELECTION OF DIRECTORS

         The Board of Directors has nominated the following nine persons for election as directors of the Company : Charles F. Champion, David M. Marshall, Gary Adelson, Guy Chipparoni, James Edgar, Joseph Barletta, J. Scott Schmidt, Robert E. Brierley and Gary W. Sproule. If Proposal 1 is approved, these directors will serve as follows:

         J. Scott Schmidt, Robert E. Brierley and Gary W. Sproule will serve as Class I Directors, whose term will expire at the 2004 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

         Guy Chipparoni, David M. Marshall and Gary Adelson will serve as Class II Directors, whose term will expire at the 2005 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

         Charles F. Champion, Joseph Barletta and James Edgar will serve as Class III Directors, whose term will expire at the 2006 Annual Meeting of Stockholders or until his successor is duly elected and qualified

         If Proposal 1 is not approved, these directors will serve for a term of one (1) year or until such director's successor is elected and qualified.

         The persons named in the proxy will vote FOR these nominees, except where authority has been withheld as to a particular nominee.

         The nine nominees for director who receive the most votes from those shares present or represented at the meeting will be elected. The nominees have consented to being named in this Proxy Statement and to serve their terms if elected. If the nominees should for any reason become unavailable for election, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute designated by the Board of Directors of the Company.

       THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THESE NOMINEES FOR
               ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY.


                                 PROPOSAL NO. 4
                        SELECTION OF INDEPENDENT AUDITORS

         The Board, acting on the recommendation of its Audit Committee, has selected the firm of BDO Seidman, LLP, which has served as independent auditors of the Company since March 3, 1998, to conduct an audit, in accordance with generally accepted auditing standards, of the Company's consolidated financial statements for the fiscal year ending December 31, 2003. A representative of that firm is expected to be present at the meeting to respond to appropriate questions and will be given an opportunity to make a statement if he or she so desires. This selection is being submitted for ratification at the meeting. If not ratified, the selection will be reconsidered by the Board, although the Board will not be required to select different independent auditors for the Company. Unless otherwise instructed on your signed proxy, it will be voted FOR ratification of the selection of BDO Seidman, LLP.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003/

AUDIT FEES

         The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and 2001and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for the 2002 and 2001 fiscal years were $106,000 and $85,000, respectively.

TAX FEES

         The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the preparation of tax returns and other tax related work during the fiscal year ended December 31, 2002 totaled $19,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         BDO Seidman, LLP did not render any professional services to the Company for financial information systems design and implementation, as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X under the federal securities laws, during the year ended December 31, 2002.

ALL OTHER FEES

         The aggregate fees billed by BDO Seidman, LLP for all other services rendered to the Company during the fiscal years ended December 31, 2002 and 2001, other than audit services, were $5,000 and $12,000, respectively.

                              STOCKHOLDER PROPOSALS

         If you wish to submit proposals to be included in the Company's year 2004 proxy statement, the Company must receive them on or before April 15, 2004. Please address your proposals to the Company's Corporate Secretary at Youbet.com, Inc., 5901 De Soto Avenue, Woodland Hills, California 91367. Proposals must satisfy the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934.

         In addition, our By-laws provide that any stockholder proposals, including nominations of directors, may be considered at a stockholders meeting, only if written notice of the proposal is delivered to the Company not less than 50 nor more than 75 days in advance of the meeting. A stockholder's notice to the Company concerning nominations for director shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director the name, age, business address and, if known, the residence address of each nominee proposed in such notice, the principal occupation or employment of such nominee, and the number of shares of our Common Stock beneficially owned by such nominee and (b) as to the stockholder giving notice (i) the stockholder's name and address as they appear on the Company's books and (ii) the class and number of shares of Common Stock that are beneficially owned by such stockholder. A stockholder's notice to the Company with respect to such other proposals shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting, (b) the stockholder's name and address as they appear on the Company's books, (c) the class and number of shares of Common Stock that are beneficially owned by such stockholder and (d) any material interest of the stockholder in such proposal.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Stockholders on Form 10-KSB for the fiscal year ended December 31, 2002, along with any amendments thereto, is being mailed with this proxy statement to all stockholders of record as of August 4, 2003.

                                                                     EXHIBIT A
                                                                     ---------

       PROPOSED TEXT OF ARTICLE X OF AMENDED CERTIFICATE OF INCORPORATION

                                    ARTICLE X

         The number of directors of the Corporation shall be set forth in the bylaws of the Corporation, which number may be increased or decreased pursuant to the By-Laws of the Corporation. The Board of Directors shall be classified, in respect solely to the time for which they shall severally hold office, by dividing them into three (3) classes, each such class to be as nearly as possible equal in number of directors to each other class. The first term of office of directors of the first class shall expire at the first annual meeting after their election, and thereafter such terms shall expire on each three (3) year anniversary of such date; the term of office of the directors of the second class shall expire on the one (1) year anniversary of the first annual meeting after their election, and thereafter such terms shall expire on each three (3) year anniversary of such one (1) year anniversary; and the term of office of the directors of the third class shall expire on the two (2) year anniversary of the first annual meeting after their election, and thereafter such terms shall expire on each three (3) year anniversary of such two (2) year anniversary. At each succeeding annual meeting, the stockholders shall elect directors for a full term or the remainder thereof, as the case may be, to succeed those whose terms have expired. Each director shall hold office for the term for which elected and until his successor shall be elected and qualify.

                                                                      EXHIBIT B
                                                                      ---------

                           AMENDED AND RESTATED BYLAWS
                                       OF
                                YOUBET.COM, INC.
                            (A DELAWARE CORPORATION)

                                    ARTICLE I
                                     OFFICES

         SECTION  1.  REGISTERED   OFFICE.  The  corporation  shall  maintain  a
registered office in the State of Delaware at such place as may from time to time be fixed by the Board of Directors.

         SECTION 2. OTHER OFFICES. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                                 CORPORATE SEAL

         SECTION 3. CORPORATE SEAL. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, "Corporate Seal-Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                                  ARTICLE III
                             STOCKHOLDERS' MEETINGS

         SECTION 4. PLACE OF MEETINGS. Meetings of the stockholders of the corporation shall be held at such time and place, either within or without the State of Delaware, as may be fixed by the Board of Directors, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. The Board of Directors may, in its sole discretion, determine that a meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Delaware statute.

         SECTION 5. ANNUAL MEETING.

                  (A) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.


                  (B) No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (ii) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) otherwise properly brought before the annual meeting by any stockholder of the corporation 1) who is a stockholder of record on the date of the giving of the notice provided for in this paragraph (b) and on the record date for the determination of stockholders entitled to vote at such annual meeting and 2) who complies with the notice provisions as set forth in Sections 8 and 9.

         SECTION 6. SPECIAL MEETINGS.

                  (A) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) or (iv) by the holders of shares entitled to cast not less than ten (10) percent (10%) of the votes at the meeting, and shall be held at such place, on such date, and at such time as the Board of Directors, shall fix.

                  (B) If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice and in compliance with the applicable notice requirements of Sections 8 and 9. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held

         SECTION 7. NOTICE OF MEETINGS. Except as otherwise provided by law or the Certificate of Incorporation, as amended from time to time (the "Certificate of Incorporation"), written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

         SECTION 8. ADVANCE NOTICE  PROVISIONS  FOR  STOCKHOLDER  PROPOSALS.  In
addition to any other applicable requirements, for business to be properly brought before any meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the corporation.

                  To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the corporation not less than fifty (50) days nor more than ninety (90) days prior to the date of the meeting; provided, however, that in the event that less than sixty (60) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure of the date of the meeting was made, whichever first occurs.

                  To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the meeting (i) a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting.

                  No business shall be conducted at any meeting of stockholders except business brought before the meeting in accordance with the procedures set forth in this Section 8, provided, however, that once business has been properly brought before the meeting in accordance with such procedures, nothing in this
Section 8 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of a meeting determines that business was not properly brought before the meeting in accordance with the foregoing procedures, the

Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

                  For purposes of this Section 8 and Section 9, "public notice" shall mean disclosure in a press release reported by a recognized national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

         SECTION 9. ADVANCE NOTICE PROVISIONS FOR ELECTION OF DIRECTORS. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice for such meeting and (ii) on the record date for the determination of stockholders entitled to vote at such meeting and (iii) who complies with the notice procedures set forth in this Section 9.

                  In addition to any other applicable requirements, for a nomination to be made by a stockholder such stockholder must have given timely notice thereof in proper written form to the Secretary of the corporation.

                  To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the corporation (a) in the case of annual meeting, not less than fifty (50) days nor more than ninety (90) days prior to the date of the annual meeting; provided however, that in the event that less than sixty (60) days notice or prior public notice of the date of the annual meeting is given or made to stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than ninety (90) days prior to the date of the special meeting or the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

                  To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder,
(iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy, at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

                  No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this
Section 9. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

         SECTION 10. QUORUM. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the vote cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

         SECTION 11. ADJOURNMENT AND NOTICE OF ADJOURNED MEETINGS. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 12. VOTING RIGHTS. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

         SECTION 13. JOINT OWNERS OF STOCK. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the General Corporation Law of Delaware, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

         SECTION 14. LIST OF STOCKHOLDERS. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this Section 14 shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting, (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours, at the principal place of business of the corporation. If the meeting is to be held at a place, then the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

         SECTION 15. ACTION WITHOUT MEETING.

                  (A) Unless otherwise provided in the Certificate of Incorporation, any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                  (B) Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty
(60) days of the earliest dated consent delivered to the corporation in the manner herein required, written consents signed by a sufficient number of stockholders to take action are delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

                  (C) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of the State of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

         SECTION 16. ORGANIZATION.

                  (A) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                  (B) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

                                   ARTICLE IV
                                    DIRECTORS

         SECTION 17. POWERS. The business and affairs of the corporation shall be managed by and be under the direction of the Board of Directors. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute, the Certificate of Incorporation or these Bylaws.

         SECTION 18. NUMBER. Subject to any limitations by the Certificate of Incorporation or the Delaware General Corporation Law, the authorized number of directors of the corporation shall be nine (9), or such other number as may be changed from time to time by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all the then-outstanding shares of the voting stock of the corporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

         SECTION 19. ELECTION AND TERM OF OFFICE. Except as provided in Section 21 hereof, directors shall be elected by the stockholders of the corporation. Effective on and as of the annual meeting of stockholders in 2003, the Board of Directors shall be divided into three classes, designated as Class I, Class II and Class III. Class I shall consist of three (3) directors, Class II shall consist of three (3) directors and Class III shall consist of three (3) directors, with the term of office of the directors of one (1) class expiring each year. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, however, that the directors elected to Class I at the annual meeting of stockholders in 2003 shall serve for a term ending on the date of the annual meeting next following the end of the calendar year 2003, the directors elected to Class II at the annual meeting of stockholders in 2003 shall serve for a term ending on the date of the annual meeting next following the end of the calendar year 2004, and the directors elected to Class III at the annual meeting of stockholders in 2003 shall serve for a term ending on the date of the annual meeting next following the end of the calendar year 2005.

                  Subject to the rights of the holders of any series of Preferred Stock or other outstanding securities of the corporation to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting of stockholders to elect directors of the class in which such directors serve. Each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

         SECTION 20. VACANCIES. Unless otherwise provided in the Certificate of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

         SECTION 21. RESIGNATION. Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

         SECTION 22. REMOVAL.

                  (A) Subject to the rights of the holders of any series of Preferred Stock or other outstanding securities of the corporation, the Board of Directors or any individual director may be removed from office at any time (i) with cause by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of voting stock of the corporation, entitled to vote at an election of directors (the "Voting Stock") or (ii) without cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all the then-outstanding shares of the Voting Stock.

         SECTION 23. MEETINGS.

                  (A) ANNUAL MEETINGS. The annual meeting of the Board of Directors shall be held immediately before or after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

                  (B) REGULAR MEETINGS Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 2 hereof. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the State of Delaware which has been designated by resolution of the Board of Directors or the written consent of all directors.

                  (C) SPECIAL MEETINGS. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President or any two of the directors.

                  (D) TELEPHONE MEETINGS. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

                  (E) NOTICE OF MEETINGS. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, facsimile, telegraph or telex, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three
(3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                  (F) WAIVER OF NOTICE. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

         SECTION 24. QUORUM AND VOTING.

                  (A) Unless the Certificate of Incorporation requires a greater number and except with respect to indemnification questions arising under
Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Certificate of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the stockholders in accordance with the Certificate of Incorporation and these Bylaws; provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

                  (B) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

         SECTION 25. ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         SECTION 26. FEES AND COMPENSATION. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

         SECTION 27. COMMITTEES.

                  (A) EXECUTIVE COMMITTEE. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the bylaws of the corporation.

                  (B) OTHER COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

                  (C) TERM. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The
Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

                  (D) MEETINGS. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

         SECTION 28. ORGANIZATION. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

                                   ARTICLE V
                                    OFFICERS

         SECTION 29. OFFICERS DESIGNATED. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer, the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

         SECTION 30. TENURE AND DUTIES OF OFFICERS.

                  (A) GENERAL. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

                  (B) DUTIES OF CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no President, then the Chairman of the Board of Directors shall also serve as the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 28.

                  (C) DUTIES OF PRESIDENT. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

                  (D) DUTIES OF VICE PRESIDENTS. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

                  (E) DUTIES OF SECRETARY. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

                  (F) DUTIES OF CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

         SECTION 31. DELEGATION OF AUTHORITY. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

         SECTION 32. RESIGNATIONS. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

         SECTION 33. REMOVAL. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

                                   ARTICLE VI
                  EXECUTION OF CORPORATE INSTRUMENTS AND VOTING
                     OF SECURITIES OWNED BY THE CORPORATION

         SECTION 34. EXECUTION OF CORPORATE INSTRUMENTS. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

                  Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

                  All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

                  Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

         SECTION 35. VOTING OF SECURITIES OWNED BY THE CORPORATION. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

                                  ARTICLE VII
                                 SHARES OF STOCK

         SECTION 36. FORM AND EXECUTION OF CERTIFICATES. Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

         SECTION 37. LOST CERTIFICATES. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

         SECTION 38. TRANSFERS.

                  (A) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

                  (B) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

         SECTION 39. FIXING RECORD DATES.

                  (A) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                  (B) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         SECTION 40. REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                  ARTICLE VIII
                       OTHER SECURITIES OF THE CORPORATION

         SECTION 41. EXECUTION OF OTHER SECURITIES. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

                                   ARTICLE IX
                                    DIVIDENDS

         SECTION 42. DECLARATION OF DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

         SECTION 43. DIVIDEND RESERVE. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X
                                   FISCAL YEAR

         SECTION 44. FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors

                                   ARTICLE XI
                                 INDEMNIFICATION

         SECTION 45. INDEMNIFICATION OF DIRECTORS, EXECUTIVE OFFICERS, OTHER OFFICERS, EMPLOYEES AND OTHER AGENTS.

                  (A) Directors and Executive Officers. The corporation shall indemnify its directors and executive officers (for the purposes of this Article XI, "executive officers" shall have the meaning defined in Rule 3b-7 promulgated under the 1934 Act) to the fullest extent not prohibited by the Delaware General Corporation Law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and executive officers; and, provided, further, that the corporation shall not be required to indemnify any director or executive officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law or (iv) such indemnification is required to be made under subsection (d).

                  (B)  Other   Officers,   Employees  and  Other   Agents.   The
corporation shall have power to indemnify its other officers, employees and other agents as set forth in the Delaware General Corporation Law.

                  (C) EXPENSES. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or executive officer, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or executive officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

                  Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the corporation to an executive officer of the corporation (except by reason of the fact that such executive officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

                  (D) ENFORCEMENT. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and executive officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or executive officer. Any right to indemnification or advances granted by this Bylaw to a director or executive officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an executive officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such executive officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful.
Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

                  (E) NON-EXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Delaware General Corporation Law.

                  (F) SURVIVAL OF RIGHTS. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  (G) INSURANCE. To the fullest extent permitted by the Delaware General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

                  (H) AMENDMENTS. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

                  (I) SAVING CLAUSE. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and executive officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

                  (J) CERTAIN DEFINITIONS. For the purposes of this Bylaw, the following definitions shall apply:

                           (I) The term "proceeding"  shall be broadly construed
                  and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

                           (II) The term "expenses"  shall be broadly  construed
                  and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

                           (III) The term the  "corporation"  shall include,  in
                  addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                           (IV) References to a "director," "executive officer,"
                  "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

                           (V) References to "other  enterprises"  shall include
                  employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.

                                  ARTICLE XII
                                     NOTICES

         SECTION 46. NOTICES.


                  (A) Notice to Stockholders. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the corporation or its transfer agent.

                  (B) NOTICE TO DIRECTORS. Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

                  (C) (C)AFFIDAVIT OF MAILING. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

                  (D) TIME NOTICES DEEMED GIVEN. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

                  (E) METHODS OF NOTICE. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

                  (F) FAILURE TO RECEIVE NOTICE. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

                  (G) NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

                  (H) NOTICE TO PERSON WITH UNDELIVERABLE ADDRESS. Whenever notice is required to be given, under any provision of law or the Certificate of Incorporation or Bylaws of the corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

                                  ARTICLE XIII
                                   AMENDMENTS

         SECTION 47. AMENDMENTS. Subject to paragraph (h) of Section 45 of the Bylaws, the Bylaws may be only be altered by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock.

                                  ARTICLE XIV

         SECTION 48. [INTENTIONALLY LEFT BLANK]

                                   ARTICLE XV
                                  MISCELLANEOUS

         SECTION 49. ANNUAL REPORT.

                  (A) Subject to the provisions of paragraph (b) of this Bylaw and the relevant provisions of the 1934 Act, the Board of Directors shall cause an annual report to be sent to each stockholder of the corporation not later than one hundred twenty (120) days after the close of the corporation's fiscal year. Such report shall include a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, accompanied by any report thereon of independent accounts or, if there is no such report, the certificate of an authorized officer of the corporation that such statements were prepared without audit from the books and records of the corporation. Such report shall be sent to stockholders at least fifteen (15) days prior to the next annual meeting of stockholders after the end of the fiscal year to which it relates.

                  (B) If and so long as there are fewer than 100 holders of record of the corporation's shares, the requirement of sending of an annual report to the stockholders of the corporation is hereby expressly waived.

                                                                      EXHIBIT C
                                                                      ---------

       PROPOSED TEXT OF ARTICLE XX OF AMENDED CERTIFICATE OF INCORPORATION

                                   ARTICLE XX

         The following language will be deleted from the Amended  Certificate of
Incorporation: "Fifth: The Board of Directors shall have the power to adopt, amend or appeal the by-laws.", and the following new Article XX will be added:
"The Certificate of Incorporation may only be altered or otherwise amended, modified or appealed by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the voting stock of the Corporation."

                                 YOUBET.COM, INC

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                               SEPTEMBER 26, 2003



INSTRUCTIONS FOR VOTING YOUR PROXY BY INTERNET OR MAIL

                       THROUGH THE INTERNET                                 BY MAIL

1.   Access the website at  https://www.proxyvotenow.com/ubet        1.   Mark, sign and
     date your proxy.

2.   Enter the Control Number located in the box below when          2.   Return the card in the postage-paid
     prompted.                                                            envelope provided.

3.   Follow the simple instructions to register your vote.

Your internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. PLEASE NOTE
ALL VOTES CAST VIA THE INTERNET  MUST BE CAST PRIOR TO MIDNIGHT NEW YORK TIME ON
SEPTEMBER 25, 2003.

                                                              CONTROL NUMBER FOR INTERNET VOTING
                                                              --------------------------------------------------------

                                                              --------------------------------------------------------


The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated August 25, 2003, and hereby appoints Charles F. Champion and Gary W. Sproule, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned's shares of common stock of YouBet.com, Inc. (the "Company") at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters office located at 5901 De Soto Avenue, Woodland Hills, California 91367, on Friday, September 26, 2003 at 2:00 P.M., Pacific Daylight Time, and at any adjournments or postponements thereof.

1. __ For __ Against __ Abstain To ratify an amendment to the Company's Certificate of Incorporation and By-laws to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office.

2. __ For __ Against __ Abstain To ratify an amendment to the Company's Certificate of Incorporation and By-laws to provide that future amendments to the Certificate of Incorporation and By-laws must be approved by an affirmative vote of at least 66 2/3% of the votes of the outstanding shares of our Company's Common Stock.

3. ___ For All

   ___ Withhold All

   ___ For All Except the Following Nominees:________________________________

         The Board of Directors has nominated the following nine persons for election as directors of the Company : Charles F. Champion, David M. Marshall, Gary Adelson, Guy Chipparoni, James Edgar, Joseph Barletta, J. Scott Schmidt, Robert E. Brierley and Gary W. Sproule. If Proposal 1 is approved, these directors will serve as follows:


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         J. Scott Schmidt,  Robert E. Brierley and Gary W. Sproule will serve as
Class I Directors, whose term will expire at the 2004 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

         Guy Chipparoni, David M. Marshall and Gary Adelson will serve as Class II Directors, whose term will expire at the 2005 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

         Charles F. Champion, Joseph Barletta and James Edgar will serve as Class III Directors, whose term will expire at the 2006 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

         If Proposal 1 is not approved, these directors will serve for a term of one (1) year or until such director's successor is elected and qualified.

4. __ For __ Against __ Abstain To ratify the selection of BDO Seidman, LLP, as independent auditors of the Company for the fiscal year ending December 31, 2003.

5. In their discretion, upon such other matters as may properly come before the meeting.


The Board of Directors recommends a vote FOR the nominees and proposals above and if no specification is made, the shares will be voted for such nominees and proposals.




                           Dated: ___________________, 2003


                           Stockholder's Signature


                           Stockholder's Signature


Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO THE ALTMAN GROUP, INC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES IN ITEM 3, FOR THE PROPOSALS SET FORTH IN ITEMS 1, 2, AND 4, AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 5. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.